UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2020

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

New York	001-34780	13-1950672
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

700 Veterans Memorial Hwy, Suite 100

Hauppauge, New York 11788

(Address of Principal Executive Office) (Zip Code)

477 S. Rosemary Ave.  Ste. 219

West Palm Beach, Florida 33401

(Former Address of Principal Executive Office)

(561) 465-0030

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FORD	The NASDAQ Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2020, the Board of Directors (the “Board”) of Forward Industries, Inc. (the “Company”) appointed Anthony Camarda as the Company’s Chief Financial Officer, Treasurer and Secretary, replacing Mr. Michael Matte in each such role, effective upon the Company’s filing of its quarterly report on Form 10-Q for the period ended March 31, 2020. The change of Chief Financial Officer follows the Board’s decision to relocate the Company’s finance and ancillary administration to Long Island, New York.

Prior to his appointment, Mr. Camarda, 57, served as Executive Accounting Support at Drive DeVilbiss Healthcare, where he provided accounting and business strategy services. From October 2013 until August 2019, Mr. Camarda served in various leadership positions at The Nature’s Bounty Co., including Vice President of Financial Planning and Analysis, where he assisted with supply chain operations strategy. Prior to that, he held various leadership roles in finance and accounting at Motorola Solutions / Symbol Technologies. Mr. Camarda is a Certified Public Accountant (New York).

There was no arrangement or understanding between Mr. Camarda and any other persons pursuant to which he was selected as an officer and there are no related party transactions between the Company and Mr. Camarda reportable under Item 404(a) of Regulation S-K.

In connection with his appointment, on June 26, 2020, the Company entered into a three-year Employment Agreement with Mr. Camarda. Pursuant to his Employment Agreement, Mr. Camarda will be paid an annual base salary of $225,000 and is eligible to earn a bonus based on certain fiscal targets and performance metrics set by the Compensation Committee of the Board in consultation with the Chief Executive Officer. The initial six months of the Employment Agreement will be regarded as a probationary period (the “Probationary Period”). During the Probationary Period, either party may terminate Employment Agreement on a basis of “no-fault”.

The description of Mr. Camarda’s Employment Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit

10.1	Employment Agreement between Forward Industries, Inc. and Anthony Camarda, dated June 26, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Date: July 2, 2020	By:	/s/ Anthony Camarda
Name: Anthony Camarda
Title: Chief Financial Officer

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